UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2002

TRANSMONTAIGNE INC.
(Exact Name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

Commission File Number 001-11763

IRS Employer No. 06-1052062

370 Seventeenth Street
Suite 2750
Denver, CO 80202
(Address, including zip code of principal executive offices)

303-626-8200
(Registrant’s telephone number, including area code)

ITEM 9.    REGULATION FD DISCLOSURE.

On October 2, 2002, the Chief Executive Officer, Donald H. Anderson, and Chief Financial Officer, Harold R. Logan, Jr., of the Registrant delivered to the Secretary of the Securities and Exchange Commission in accordance with SEC Order No. 4-460 statements under oath regarding facts and circumstances relating to the Annual Report of the Registrant on Form 10-K for the year ended June 30, 2002. Copies of the statements are attached as Exhibits 99.1 and 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE INC.

By:	/s/ RANDALL J. LARSON
Randall J. Larson Executive Vice President

October 2, 2002

Exhibits

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.